EXHIBIT 99.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Deal Info
Deal Name            GSAMP 2005 HE2
Bloomberg Ticker:    GSAMP 05-HE2
Asset Class:         Subprime
Issuer:              GSAMP Trust 2005-HE2
Trustee:             Deutsche Bank National Trust Company
Lead Manager(s)

Month:
To Roll               26
Remaining Term       350
Remaining IO Term     53

Filed Bankruptcy %

Master Servicer:
Backup Servicer:

Primary Servicer (s):       %   Name
                   1   72.80%   CountryWide
                   2   27.20%   JP Morgan
                   3
                   4
                   5
                   6
                   7
                   8
                   9
                  10

Originator (s):              %   Name
                   1    40.76%   FNLC
                   2    12.09%   Acoustic
                   3    47.15%   GS Conduit
                   4
                   5
                   6
                   7
                   8
                   9
                  10

Cells in red font are calculations and should be left alone.

                                   FICO BUCKET

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
FICO                   # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
NA
=<500                       10     1,788,566     0.25           178,857           7.89           498         74.24         43.87
>500 =<520                 154    22,858,125     3.19           148,429           8.51           511         75.56         42.99
>520 =<540                 206    31,203,375     4.36           151,473            8.4           531         74.67         41.04
>540 =<560                 265    45,504,041     6.36           171,713           7.84           551         77.67         41.51
>560 =<580                 306    53,320,395     7.45           174,250           7.71           571         80.93         40.91
>580 =<600                 470    77,632,763    10.85           165,176            7.6           590         83.26         41.04
>600 =<620                 570    92,286,151     12.9           161,906           7.36           611         82.69         41.37
>620 =<640                 674   111,356,528    15.56           165,217           7.28           630         82.51         41.08
>640 =<660                 617    98,172,487    13.72           159,113           7.21           650          83.2         41.61
>660 =<680                 448    71,830,269    10.04           160,335           7.18           670         84.31         41.43
>680 =<700                 260    40,092,419      5.6           154,202           7.15           690         84.42         40.96
>700 =<750                 331    51,603,939     7.21           155,903           7.04           720         84.53         41.69
>750                        98    17,887,381      2.5           182,524           7.11           769         82.43         39.75
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                    4,409   715,536,439


                       ------------------------------------------------------------------------
FICO                   Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
NA
=<500                              0             0            100         38.01           26.56
>500 =<520                      1.73          8.25          86.88         83.43            0.76
>520 =<540                      2.58          7.29          87.08         72.86             1.7
>540 =<560                      1.45         10.33          76.54         62.42            6.83
>560 =<580                      1.62          9.71          72.94         67.35           11.39
>580 =<600                       1.9          9.89          62.48         61.14           16.12
>600 =<620                      4.45         13.73          52.12         58.76           25.41
>620 =<640                      3.23         10.87          40.71         39.58           40.96
>640 =<660                      4.76         14.52          37.91         33.86           38.75
>660 =<680                      3.18         17.98          30.37         26.02           39.61
>680 =<700                      6.64         18.39          34.29         31.47           44.75
>700 =<750                      8.81         22.42          19.24          31.3           45.69
>750                            9.87         23.02          10.46         18.31           34.73
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

FICO Mean: 625.73       Median: 626     Standard Deviation: 57.65

                                   LTV BUCKET

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
LTV                    # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
=<50                        75     9,872,110     1.38           131,628           7.19           598         42.92         39.92
>50 =<55                    42     7,597,669     1.06           180,897           7.19           577         53.01          39.6
>55 =<60                    59     9,339,891     1.31           158,303           7.18           599         58.05         41.89
>60 =<65                   106    18,124,345     2.53           170,984           7.19           579         63.22         39.61
>65 =<70                   161    30,835,299     4.31           191,524           7.42           583         68.72         39.93
>70 =<75                   221    39,613,017     5.54           179,244           7.11           598          73.9         40.79
>75 =<80                 1,605   319,299,648    44.62           198,941           6.96           641         79.77         41.35
>80 =<85                   383    68,008,002      9.5           177,567            7.5           598         84.49         41.53
>85 =<90                   606   107,544,947    15.03           177,467           7.65           615         89.67         41.25
>90 =<95                   242    35,403,682     4.95           146,296           7.89           627         94.53         43.01
>95 <100                   896    69,064,347     9.65            77,081           9.28           656         99.93         41.75
=>100                       13       833,482     0.12            64,114          10.45           659        118.37         41.39
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                    4,409   715,536,439      100


                       ------------------------------------------------------------------------
LTV                    Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
=<50                           10.83          5.46          87.82         52.14           16.48
>50 =<55                       10.17         25.27          97.88         49.22            7.85
>55 =<60                        6.71          9.08          64.67         53.43            24.7
>60 =<65                        4.19         21.75          91.49         58.42           14.72
>65 =<70                        10.6         10.65          85.33         44.02           15.71
>70 =<75                        6.39         11.12          84.21         52.37           19.93
>75 =<80                        3.09         16.01           27.8         37.06           42.26
>80 =<85                        3.68         11.22           80.6         57.51           24.68
>85 =<90                        5.03         10.77           66.4         52.39           22.82
>90 =<95                        2.71         10.21          54.55         76.35           20.87
>95 <100                        0.11          11.1           23.4         53.26            3.74
=>100                              0         21.41          22.01         20.39               0
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

LTV Mean: 84.26         Median: 80      Standard Deviation: 12.25

                                   DTI BUCKET

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
DTI                    # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
=<20                        82    10,866,466     1.52           132,518           7.52           616         79.69         16.21
>20 =<25                   148    18,890,202     2.64           127,637           7.36           615         80.69         22.71
>25 =<30                   274    36,119,152     5.05           131,822            7.5           615         80.79         27.78
>30 =<35                   458    68,499,072     9.57           149,561           7.29           626         81.44         32.77
>35 =<40                   783   132,774,245    18.56           169,571           7.39           629         81.46         37.73
>40 =<45                 1,242   200,393,223    28.01           161,347           7.42           636         82.61         42.66
>45 =<50                 1,131   195,894,133    27.38           173,204           7.46           622         83.19         47.58
>50 =<55                   285    50,631,012     7.08           177,653           7.65           602         80.67         53.12
>55 =<60                     2       785,957     0.11           392,978           6.64           625            90          55.8
>60                          4       682,977      0.1           170,744           7.59           616         86.85         68.65
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                    4,409   715,536,439   100.02


                       ------------------------------------------------------------------------
DTI                    Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
=<20                           16.54         17.01          55.04         56.71           36.24
>20 =<25                        5.34         17.87          61.91         66.48           26.37
>25 =<30                        6.47          8.34          55.24         62.95           22.54
>30 =<35                        3.61         14.34          60.46         54.28           31.56
>35 =<40                        4.22         12.96          46.55         39.78            35.4
>40 =<45                        2.79         14.79          39.82         37.05           31.08
>45 =<50                        3.09         13.17          50.63         50.39           24.33
>50 =<55                        5.89         11.91          56.25         61.69           19.08
>55 =<60                           0             0          63.55           100           63.55
>60                                0             0          34.86         15.15           52.12
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

DTI Mean: 40.63         Median: 42.07   Standard Deviation: 8.32

                                 PURPOSE BUCKET

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
Purpose                # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
Purchase                 2,249   337,442,966    47.16           150,041           7.48           651         84.19         41.68
Refi (Cash out)          1,978   349,047,844    48.78           176,465           7.38           602         80.14         40.94
Refi (no Cash)
Refi (Rate Term)           182    29,045,629     4.06           159,591           7.48           612         82.15         41.34
Consolidation
Other
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                    4,409   715,536,439


                       ------------------------------------------------------------------------
Purpose                Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
Purchase                        3.88         16.53              0            34           35.37
Refi (Cash out)                 3.73         11.23            100         58.15           23.29
Refi (no Cash)
Refi (Rate Term)                5.95          6.07              0         64.83           19.01
Consolidation
Other
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

                                OCCUPANCY BUCKET

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
Occ Type               # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
Primary (OOC)            4,204   687,704,478    96.11           163,583           7.43           624          82.3         41.38
Investment                 179    23,730,546     3.32           132,573           7.51           653         76.73         38.96
2nd / Vacation              26     4,101,414     0.57           157,747           7.53           653         84.95         42.31
Rental
Other
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                    4,409   715,536,438      100


                       ------------------------------------------------------------------------
Occ Type               Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
Primary (OOC)                      0         13.33          48.86         46.74           29.12
Investment                       100         19.01          48.24         59.67           21.83
2nd / Vacation                   100         12.83          37.98         23.17           17.07
Rental
Other
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

                              DOCUMENTATION BUCKET

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
Doc Type               # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
Full                     2,312   336,536,434    47.03           145,561           7.43           607         82.84         41.12
Alternative
Limited                     56    12,708,354     1.78           226,935           6.88           618         80.51         38.41
Stated                   2,033   365,487,876    51.08           179,778           7.45           643         81.56         41.58
No Ratio
NINA
No Doc                       8       803,775     0.11           100,472            8.5           681         73.99          43.4
Other
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                    4,409   715,536,439      100


                       ------------------------------------------------------------------------
Doc Type               Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
Full                            4.49          11.7          60.31           100           19.73
Alternative
Limited                        14.96          8.66          45.09             0           34.45
Stated                          2.92         15.36          38.33             0           37.04
No Ratio
NINA
No Doc                         20.19         14.61           32.3             0               0
Other
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

                                 PROPERTY BUCKET

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
Property Type          # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
Single Family            3,577   567,476,042    79.31           158,646           7.44           622         82.13         41.29
PUD                        257    51,339,651     7.17           199,765           7.39           629         83.61          41.9
2-4 Unit                   188    38,436,798     5.37           204,451           7.41           653          79.4         41.76
Townhouse                   94    12,674,586     1.77           134,836           7.78           626          83.6         41.44
Condo                      292    45,505,447     6.36           155,841           7.27           637         82.34         40.38
MH                           1       103,913     0.01           103,913           6.93           601            80         26.72
Other
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                    4,409   715,536,437    99.99


                       ------------------------------------------------------------------------
Property Type          Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
Single Family                   3.53             0          50.52         48.32           27.83
PUD                             5.35             0          45.17         44.76           33.94
2-4 Unit                        6.89           100          43.11         28.31           24.28
Townhouse                       1.81           100          34.26         49.18           12.92
Condo                           4.75           100          39.92          48.7           43.59
MH                                 0           100            100           100               0
Other
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

                                PRINCIPAL BUCKET

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
UPB                    # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
=<50                       494    16,803,600     2.35            34,015           10.4           647         94.57            40
>50 =<75                   517    32,803,311     4.58            63,449           9.23           626         87.37         39.63
>75 =<100                  518    45,388,468     6.34            87,623           8.22           620         84.16         39.37
>100 =<125                 528    59,920,077     8.37           113,485           7.87           620         83.52         40.36
>125 =<150                 459    63,506,373     8.88           138,358           7.59           620         82.03         40.17
>150 =<200                 620   107,560,506    15.03           173,485           7.38           618         81.35          41.3
>200 =<250                 425    95,242,104    13.31           224,099           7.21           619         80.93         41.42
>250 =<300                 303    83,195,602    11.63           274,573           6.98           630         80.24         42.36
>300 =<350                 211    68,067,399     9.51           322,594           7.06           629         81.81          42.3
>350 =<400                 157    59,145,921     8.27           376,726           6.88           632         81.83         42.46
>400 =<450                  73    31,114,922     4.35           426,232           6.87           645          81.4         41.69
>450 =<500                  77    36,962,725     5.17           480,035           6.56           633         80.96         43.23
>500 =<600                  20    10,974,743     1.53           548,737           6.84           618         78.08          38.9
>600 =<700                   5     3,201,286     0.45           640,257           6.97           639         73.08         44.15
=>700                        2     1,649,400     0.23           824,700           7.26           699         73.82         37.73
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                    4,409   715,536,437      100


                       ------------------------------------------------------------------------
UPB                    Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
=<50                            4.91         14.41          25.35         47.59               0
>50 =<75                        9.46         14.26          36.62         56.02            1.53
>75 =<100                       5.46          8.68          44.47         64.03            5.18
>100 =<125                      3.25         12.19          43.85          61.2            7.07
>125 =<150                      5.22          10.9          52.48         59.77           11.46
>150 =<200                      5.31          10.8          54.21         56.66           18.75
>200 =<250                      1.89         14.35          51.42         49.32           26.55
>250 =<300                      3.63         22.55          50.67         38.52           38.77
>300 =<350                      3.89         17.02           53.9         34.53           44.16
>350 =<400                      1.93         11.36           44.3         30.99           57.26
>400 =<450                      2.85         17.87          49.11         32.95              63
>450 =<500                      2.59          7.98          44.02         25.91           58.92
>500 =<600                         0          5.43          59.95         44.21           55.06
>600 =<700                         0             0          79.01             0           60.66
=>700                              0             0              0             0            48.5
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

* In $1,000
Min 9909.99     Max 849400.08

                          State Concentration Bucket *

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
State*                 # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
CA                       1,460   332,194,795    46.43           227,531           7.11           633         80.21         41.66
FL                         631    83,214,799    11.63           131,878           7.74           620         82.43         41.55
IL                         307    46,977,265     6.57           153,020           7.52           615         83.18         41.68
NV                         113    20,489,089     2.86           181,319           7.13           630         80.55         40.86
MD                         116    20,389,814     2.85           175,774           7.41           631         82.68         41.43
AZ                         146    17,139,371      2.4           117,393           7.33           625         83.26         38.81
MI                         135    16,707,078     2.33           123,756           7.74           616         86.46         40.86
VA                         101    16,589,568     2.32           164,253           7.64           617         82.64         40.75
GA                         132    15,524,118     2.17           117,607           8.17           611         85.91         41.85
LA                         140    14,866,784     2.08           106,191           8.01           606         84.06            41
NC                         123    13,819,711     1.93           112,355           7.97           619         86.95          40.3
CO                          60     9,157,087     1.28           152,618           7.51           629         85.38         41.79
TN                          92     8,608,057      1.2            93,566           8.06           622         87.44         42.58
RI                          50     8,156,768     1.14           163,135           8.08           629         80.47         44.13
IN                          83     7,000,274     0.98            84,341           8.02           614         86.33         39.77
Other                      720    84,701,861    11.84           117,641           7.84           617         84.97         40.01
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                    4,409   715,536,439   100.01


                       ------------------------------------------------------------------------
State*                 Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
CA                              3.25          16.1          46.79         32.22           47.23
FL                              3.98         14.21             43         63.53           10.39
IL                              2.75         23.58          70.44         61.53            7.49
NV                              8.97          5.75          52.59         48.03           42.83
MD                              1.82         22.78          56.22         56.31           25.95
AZ                               3.3          2.19          47.07         50.77           22.68
MI                              1.43          0.45          51.82         60.72           11.81
VA                              2.82          8.96          61.59         59.51           16.36
GA                              9.76          0.64          47.14         56.77            7.51
LA                              4.25          4.91          33.92         57.58            0.88
NC                              4.45          0.97          39.41         62.17            8.28
CO                              4.72          6.72          50.86         41.45           25.59
TN                              2.26          4.41          26.32         67.28            7.11
RI                              7.33         37.06          48.34         34.63               0
IN                              4.97          4.12          53.92         71.74            3.21
Other                           5.44          8.62           50.9         64.09           10.45
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

* Fill in top 15 states only, combine the remaining in the "Other" Bucket.

*Separate California into North and South if possible.

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
California Breakdown   # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
CA North                   353    81,748,970    24.61           231,583           7.08           637         81.42         41.89
CA South                 1,107   250,445,825    75.39           226,238           7.12           631         79.81         41.59
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
                         1,460   332,194,795      100


                       ------------------------------------------------------------------------
California Breakdown   Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
CA North                        3.82           6.4          45.91         32.19           52.46
CA South                        3.07         19.27          47.07         32.23           45.52
--------------------   -------------   -----------   ------------   -----------   -------------


                              FIXED / FLOATING (ii)

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
Type                   # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
Fixed                      675    66,920,606     9.35            99,142    8.104061018     638.77643     82.765487     41.257643
Balloon                    480    26,452,490      3.7            55,109    10.45086808     664.23438     98.994384     41.885295
2/28                     1,401   247,909,396    34.65           176,952           7.35           611         81.88         41.46
3/27                     1,100   169,227,068    23.65           153,843           7.69           605          81.2         41.86
5/25                         4     1,029,710     0.14           257,428           6.04           636         61.95         38.72
2/28 IO                    505   141,159,598    19.73           279,524            6.7           651         81.39         40.41
3/27 IO                    233    59,973,296     8.38           257,396           6.77           650         79.89         41.28
5/25 IO                     11     2,864,273      0.4           260,388           6.26           655         79.46         36.27
Other
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                    4,409   715,536,437      100


                       ------------------------------------------------------------------------
Type                   Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
Fixed                     4.60600736    8.96042608      62.711362     60.386141       3.2351396
Balloon                    2.5986715    16.3188605      11.101604      29.01352               0
2/28                             5.1          11.3          54.31         49.44               0
3/27                            3.27         16.21          52.24         58.94               0
5/25                               0         13.56            100          29.8               0
2/28 IO                         3.39         15.25          39.36         31.73             100
3/27 IO                         1.83         15.25          37.23         31.08             100
5/25 IO                            0          4.97          75.79         83.68             100
Other
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.

                                   LIEN BUCKET

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
Type                   # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
First                    3,645   675,300,116    94.38           185,268           7.25           623         81.11         41.27
Second                     764    40,236,323     5.62            52,665          10.55           664         99.22         41.92
Third
Other
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                    4,409   715,536,439      100


                       ------------------------------------------------------------------------
Type                   Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
First                           4.03         13.29          50.96         48.22           30.53
Second                          1.52         17.25          12.29         27.07               0
Third
Other
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

                                PREPAYMENT BUCKET

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
Type                   # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
None                       811    99,819,760    13.95           123,082           7.88           632         84.63         40.58
6 Months                     5       857,780     0.12           171,556           7.68           641         93.19         38.77
1 Year                     199    37,785,649     5.28           189,878           7.61           625         80.58          41.5
2 Year                   1,710   331,142,205    46.28           193,650           7.18           626         82.08         41.26
3 Year                   1,665   242,515,301    33.89           145,655           7.57           622         81.38         41.67
5 Year                      13     2,092,212     0.29           160,939           6.42           611         79.53         40.03
Other                        6     1,323,531     0.19           220,589    7.269942132      610.9561     85.161457     37.911221
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                    4,409   715,536,438      100


                       ------------------------------------------------------------------------
Type                   Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
None                            5.96         17.88          47.25         52.67           16.94
6 Months                           0             0          58.58          39.4           68.49
1 Year                           7.8         21.18          48.28          45.2           21.77
2 Year                          3.72            12          47.85         40.85           36.87
3 Year                          2.73         12.83          50.41         53.28            23.8
5 Year                             0             0          91.46         84.11            3.82
Other                              0             0      40.762173     22.781979       40.762173
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

                                  INDEX BUCKET

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
Type                   # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
Libor - 6 Month          3,254   622,163,341    86.95         191199.55           7.23           623         81.35         41.29
Libor - 1 Year
Treasury - 1 Year
CMT - 1 Year

Fixed                    1,155    93,373,097    13.05            80,843           8.77           646         87.36         41.44

Other
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                    4,409   715,536,438      100


                       ------------------------------------------------------------------------
Type                   Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
Libor - 6 Month                 3.87         13.89          48.88         46.36           32.79
Libor - 1 Year
Treasury - 1 Year
CMT - 1 Year

Fixed                           4.04         11.04          48.09          51.5            2.32

Other
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

List all reset rates

                                 IO ONLY BUCKET

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
Type                   # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
NA
=<500                        1       475,000     0.23           475,000           6.35           500         77.87             0
>500 =<520                   1       173,600     0.08           173,600            8.5           517            80          49.5
>520 =<540                   2       531,100     0.26           265,550           7.99           535         81.01         39.07
>540 =<560                  12     3,109,192     1.51           259,099            6.9           555         76.75         37.56
>560 =<580                  19     6,074,393     2.95           319,705           6.98           568          80.4         41.24
>580 =<600                  48    12,518,106     6.07           260,794              7           590         80.54         40.13
>600 =<620                  86    23,449,799    11.37           272,672           6.85           612         81.36         40.49
>620 =<640                 161    45,606,712    22.12           283,272           6.81           630          80.5         41.22
>640 =<660                 145    38,038,741    18.45           262,336           6.67           651         80.37          40.5
>660 =<680                 105    28,452,024     13.8           270,972           6.68           670         81.76         40.48
>680 =<700                  70    17,941,554      8.7           256,308           6.58           690         81.66            40
>700 =<750                  84    23,580,121    11.44           280,716           6.36           719         81.06         41.35
>750                        22     6,211,800     3.01           282,355           6.53           772            80         39.45
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                      756   206,162,142    99.99


                       ------------------------------------------------------------------------
Type                   Non - Primary   Non SF/PUD    Refi Cachout    Full Doc       Avg. Age*
--------------------   -------------   -----------   ------------   -----------   -------------
NA
=<500                              0             0            100             0             100
>500 =<520                         0             0            100             0             100
>520 =<540                         0             0            100           100             100
>540 =<560                      6.43         18.06          91.61         51.13             100
>560 =<580                         0         12.61          90.13         55.83             100
>580 =<600                       1.2         16.22          63.98         60.87             100
>600 =<620                      3.19          17.5          54.68         59.08             100
>620 =<640                      2.27          11.3          38.29         28.79             100
>640 =<660                      0.79         12.29          36.61         23.28             100
>660 =<680                      2.15         15.88          35.78         16.74             100
>680 =<700                       4.7         20.79          27.24         28.29             100
>700 =<750                      7.61         20.59          19.09         29.86             100
>750                            3.22           6.7              0             9             100
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

* refers to the average age of the borrower

                               IO PRINCIPAL BUCKET

                                  Deal Size                                    Weighted Average Collateral Characteristics
                       ------------------------------                     ------------------------------------------------------
UPB                    # Loans     Balance       %      WA Loan Balance       WAC           FICO          %LTV          % DTI
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
=<50
>50 =<75                     7       501,150     0.24          71592.86           7.53           645         74.38         44.86
>75 =<100                   26     2,349,698     1.14             90373           7.18           642         81.07         38.94
>100 =<500                 708   194,526,545    94.36         274755.01            6.7           651         80.94          40.7
>500 =<600                  11     6,042,750     2.93         549340.88           6.65           641         79.06         38.77
>600 =<700                   3     1,942,000     0.94         647333.33           7.29           645         77.81         42.26
=>700                        1       800,000     0.39            800000           6.75           805            80          36.7
--------------------   -------   -----------   ------   ---------------   ------------   -----------   -----------   -----------
TOTAL                      756   206,162,143      100


                       ------------------------------------------------------------------------
UPB                    Non - Primary   Non SF/PUD    Refi Cachout    Full Doc     Interest only
--------------------   -------------   -----------   ------------   -----------   -------------
=<50
>50 =<75                       13.57         27.57          70.59         59.34             100
>75 =<100                       3.91          7.65          45.91         61.45             100
>100 =<500                      2.94         15.37          38.69         31.85             100
>500 =<600                         0          9.86          55.05            45             100
>600 =<700                         0             0           65.4             0             100
=>700                              0             0              0             0             100
--------------------   -------------   -----------   ------------   -----------   -------------
TOTAL

* In $1,000

                    MI coverage based on FICO and LTV buckets

                                                           Loan-to-Value (LTV)
             ---------------------------------------------------------------------------------------------------------------
FICO         =<55   >55 =<60   >60 =<65   >65 =<70   >70 =<75   >75 =<80   >80 =<85   >85 =<90   >90 =<95   >95 <100   =>100
----------   ----   --------   --------   --------   --------   --------   --------   --------   --------   --------   -----
NA
=<500
>500 =<550
>550 =<600
>600 =<625
>625 =<650
>650 =<675
>675 =<700
>700 =<725
>725 =<750
>750 <800
=>800